                           SEAFIRST RETIREMENT FUNDS

                       SUPPLEMENT DATED MARCH 8, 1996 TO
                         PROSPECTUS DATED JULY 1, 1995

        The third paragraph under the heading "THE MASTER TRUST -- THE INVESTMENT ADVISORY AGREEMENT" in the prospectus is replaced with the following:

        Effective March 8, 1996, portfolio management services for the Bond Portfolio are conducted by the Fixed Income Division of the Investment Management Services Group of Bank of America.

                                           RETIREMENT FUNDS

                                             PROSPECTUSES


    ----------------------------------------------------------------------------
       9068 REV 7/95
       COPSEAF95P


                                            Seafirst Retirement Funds

                                                 Prospectus Dated
                                                   July 1, 1995
                                            -   Bond Fund
                                            -   Blue Chip Fund
                                            -   Asset Allocation Fund



                                           Pacific Horizon Funds, Inc.

                                                 Prospectus Dated
                                                   July 1, 1995
                                            -   Prime Fund



                                               Call 1-800-323-9919
                                        Speech or hearing impaired TTY/TDD
                                          users may call 1-800-232-6299

PROSPECTUS
------------------

                           SEAFIRST RETIREMENT FUNDS

     Seafirst Retirement Funds (the "Trust") is a diversified, open-end management investment company that offers Funds for investment by Eligible Retirement Accounts. The Trust currently offers three Funds, each with a different investment objective, for the investment of retirement funds held in Eligible Retirement Accounts. "Eligible Retirement Accounts" include (a) individual retirement accounts for which Seattle-First National Bank ("Seafirst") or one of its affiliates serves as trustee or custodian, and (b) qualified pension or profit sharing trusts, including corporate pension or profit sharing trusts and pension or profit sharing trusts benefiting one or more self-employed individuals. See "How to Invest in the Trust," page 15.

     The Bond Fund seeks to obtain interest income and capital appreciation through investment in investment grade intermediate and longer-term bonds, including corporate and government fixed-income obligations and mortgage-backed securities.

     The Blue Chip Fund seeks to obtain long-term capital appreciation through investment in about 100 stocks which are included in either the Dow Jones Industrial Average or the Standard & Poor's 500 Index.

     The Asset Allocation Fund seeks to obtain long-term growth from capital appreciation and dividend and interest income through a balanced approach to investment using bonds, equity securities and cash equivalents.

     UNLIKE MOST OTHER INVESTMENT COMPANIES WHICH INVEST DIRECTLY IN PORTFOLIO SECURITIES, EACH FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING ALL OF ITS INVESTABLE ASSETS IN A CORRESPONDING PORTFOLIO OF AN OPEN-END, MANAGEMENT INVESTMENT COMPANY (THE "MASTER TRUST") HAVING THE SAME INVESTMENT OBJECTIVE AS THAT OF THE FUND. EACH FUND WILL PURCHASE SHARES OF THE MASTER TRUST'S CORRESPONDING PORTFOLIO AT NET ASSET VALUE. THE NET ASSET VALUE OF EACH FUND WILL RESPOND TO INCREASES AND DECREASES IN THE VALUE OF THE CORRESPONDING PORTFOLIO'S SECURITIES. INVESTORS SHOULD CAREFULLY CONSIDER THIS INVESTMENT APPROACH. SEE "INVESTMENT OBJECTIVES AND POLICIES--SPECIAL CONSIDERATIONS" ON PAGE 7 FOR ADDITIONAL INFORMATION REGARDING THIS STRUCTURE.

     Bank of America National Trust and Savings Association ("Bank of America" or "investment adviser"), San Francisco, California, acts as investment adviser to the Master Trust.

     This Prospectus briefly sets forth certain information about the Trust described herein that you should know before investing. It should be read and retained for future reference. A Statement of Additional Information dated July 1, 1995 discusses further certain subjects in this Prospectus as well as other matters which may be of interest to investors. A free copy of the Statement of Additional Information, as it may from time to time be revised, is incorporated herein by reference and may be obtained by calling 800-323-9919.

     SHARES OF THE TRUST ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED, ENDORSED OR OTHERWISE SUPPORTED BY, BANK OF AMERICA OR ANY OF ITS AFFILIATES AND ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT IN THE TRUST INVOLVES INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

     Shares of the Trust are sold without a sales charge and are available only to Eligible Retirement Accounts.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
    EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
       COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
          ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
              REPRESENTATION TO THE CONTRARY IS A CRIMINAL
              OFFENSE.

                                  JULY 1, 1995

                               TABLE OF CONTENTS

        FUND EXPENSES.........................................................     1
        FINANCIAL HIGHLIGHTS..................................................     3
        THE TRUST.............................................................     7
        INVESTMENT OBJECTIVES AND POLICIES....................................     7
          The Bond Fund.......................................................     7
          The Blue Chip Fund..................................................     8
          The Asset Allocation Fund...........................................     9
          Special Considerations..............................................     9
          Foreign Securities..................................................    14
        INVESTMENT RESTRICTIONS...............................................    14
        HOW TO INVEST IN THE TRUST............................................    15
          Eligibility for Admission...........................................    15
          Establishing an IRA, SEP or Eligible Pension or Profit Sharing
             Trust............................................................    15
          Investing in the Trust..............................................    15
          Reinvestment of Distributions.......................................    16
        REDEMPTIONS...........................................................    16
        EXCHANGES.............................................................    16
        VALUATION OF SHARES...................................................    17
        PERFORMANCE...........................................................    17
        ADMINISTRATION OF THE TRUST...........................................    18
          The Board of Trustees...............................................    18
          Administration Services.............................................    18
          Shareholder Service Plan............................................    19
          Expenses of the Trust...............................................    19
        THE MASTER TRUST......................................................    20
          The Investment Advisory Agreement...................................    20
          The Master Trust Administration Agreement...........................    21
          Custodian...........................................................    21
          Expenses of the Master Trust........................................    22
        TAX INFORMATION.......................................................    22
        OTHER INFORMATION.....................................................    22
          Description of Shares and Voting Rights.............................    22
          Relationship to the Master Trust....................................    23

     NO PERSON HAS BEEN AUTHORIZED IN CONNECTION WITH THE OFFERING MADE HEREBY TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION, AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, ANY SECURITIES OTHER THAN THE SECURITIES TO WHICH IT RELATES, OR AN OFFER TO OR A SOLICITATION OF ANY PERSON IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL.

                                 FUND EXPENSES

     The following is a table of shareholder transaction expenses and operating expenses (including the operating expenses of the Master Trust which are allocable to the Funds) expected to be incurred during the current fiscal year. This information has been restated to assume that current fees had been in effect during the previous fiscal year. Actual expenses may vary. This information is provided to assist investors in understanding the various costs and expenses that an investor in the Funds will bear directly or indirectly. For more complete descriptions of these costs and expenses, see "Administration of the Trust" in this Prospectus and the financial statements incorporated by reference in the Statement of Additional Information.

                                                                           BLUE          ASSET
                                                               BOND        CHIP          ALLOCATION
                                                               FUND        FUND          FUND
                                                               -----       -----         -----
Shareholder transaction expenses(a):
  Sales load imposed on purchases........................       None        None          None
  Sales load imposed on reinvested dividends.............       None        None          None
  Deferred sales load....................................       None        None          None
  Redemption fees........................................       None        None          None
  Exchange fee...........................................       None        None          None
Annual fund operating expenses (as a percentage of
  average net assets):
  Investment advisory fees(b) (after fee waivers)........       None         .14%          .08%
  12b-l fees.............................................       None        None          None
  Other expenses (after reimbursement)(b)(c).............       0.95%        .81%          .87%
                                                               -----       -----         -----
  Total fund operating expenses (after reimbursement)....       0.95%        .95%          .95%
                                                               =====       =====         =====
Example
You would pay the following expenses in each of the Funds
on $1,000 investment, assuming (1) a 5% annual return,
and (2) redemption at the end of each time period:
   1 year................................................      $  10       $  10         $  10
   3 years...............................................      $  30       $  30         $  30
   5 years...............................................      $  53       $  53         $  53
  10 years...............................................      $ 117       $ 117         $ 117

     (a) Individual Retirement Accounts including those that do not invest in the Funds, are charged certain fees: each pays a $15 annual maintenance fee; and there is currently a $7 annual maintenance fee for a spousal retirement account. Other Eligible Retirement Accounts may be charged fees which vary according to the plan's sponsor.
     (b) Bank of America is entitled to investment advisory fees from each of the Bond, Blue Chip and Asset Allocation Portfolios at respective annual rates of .45%, .75% and .55% of the net assets of such Portfolios. Other expenses include administration fees at the Master Trust level, which Concord is entitled to receive at the annual rate of 0.05% of each Portfolio's average daily net assets, and an administration and transfer agent fee payable to Seafirst at the Fund level at an annual rate of 0.29% of the average daily net assets.
     (c) Seafirst has agreed to reimburse each Fund in such amounts as are necessary to limit the expenses of the Fund in any year, including its pro rata share of the expenses incurred by the Portfolio in which it invests (but excluding interest, brokerage commissions, litigation expenses and certain other items), to .95% of the average daily net assets of the Fund at the current level of assets of the Portfolio in which it invests. For the current fiscal year, other expenses absent such reimbursements would be estimated at 1.59%, 1.64% and 1.46% for the Bond, Blue Chip and Asset Allocation Funds, respectively. See "Administration of the Trust--Expenses of the Trust."

     THE EXAMPLE SHOWN ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RETURN AND OPERATING EXPENSES. ACTUAL INVESTMENT RETURN AND OPERATING EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

     The Board of Trustees believes that the aggregate per share expenses of each Fund and the corresponding portfolio of the Master Trust in which the Fund's assets are invested will be less than or approximately equal to the expenses which the Fund would incur if the Trust retained the services of an investment adviser for the Fund and the assets of the Fund were invested directly in the type of securities held by the corresponding portfolio. Further, the Board believes that the shareholders of the Trust will participate in the ownership of a larger portfolio of securities than could be achieved directly by the Trust.

                              FINANCIAL HIGHLIGHTS

     The Funds commenced operations in March 1988 as separate investment portfolios (the "Predecessor Funds") of Collective Investment Trust for Seafirst Retirement Accounts, a collective investment trust established under the laws of the State of Washington. On December 6, 1993, the Predecessor Funds were reorganized as Funds of the Trust.

     The tables below show certain information concerning the investment results for the Funds for the periods indicated. The information for the periods ended February 28, 1995 and 1994 have been audited by Price Waterhouse LLP, the Trust's independent accountants, whose unqualified report on the financial statements containing such information is incorporated by reference in the Statement of Additional Information.

     The financial statements for the period January 1, 1993 through December 5, 1993, for the years ended December 31, 1992, 1991, 1990 and 1989, and for the period from March 9, 1988 (commencement of operations) to December 31, 1988, were audited by other independent accountants whose report dated December 30, 1993 expressed an unqualified opinion on such financial statements.

     The financial highlights should be read in conjunction with the financial statements and notes thereto and the unqualified report of the independent accountants which are incorporated by reference in the Statement of Additional Information. Further information about the performance of the Funds is available in the Annual Report to Shareholders. Both the Statement of Additional Information and the Annual Report to Shareholders may be obtained from the Trust free of charge by calling Retirement Services at 1-800-323-9919.

                                   BOND FUND

                                                          FOR THE
                                                          PERIOD          FOR THE
                                              FOR THE     DEC. 6,         PERIOD
                                               YEAR        1993           JAN. 1,
                                               ENDED      THROUGH          1993
                                               FEB.        FEB.           THROUGH
                                                28,         28,           DEC. 5,
                                               1995        1994           1993(1)
                                              -------     -------         -------
Net asset value, beginning of period......    $ 11.00     $ 11.14         $ 10.99
                                              -------     -------         -------
Income from investment operations:
Net investment income.....................       0.61        0.12            0.58
Net realized and unrealized gain (loss) on
 securities...............................      (0.46)      (0.14)           0.15
                                              -------     -------         -------
Total income from investment operations...       0.15       (0.02)           0.73
                                              -------     -------         -------
Less dividends and distributions:
 Dividends from net investment income.....      (0.61)      (0.12)          (0.58)
                                              -------     -------         -------
 Distributions from net realized gains....      (0.06)         --              --
                                              -------     -------         -------
 Total dividends and distributions........      (0.67)      (0.12)          (0.58)
                                              -------     -------         -------
Net asset value per share, end of
 period...................................    $ 10.48     $ 11.00         $ 11.14
                                              ========    ========        ========
Total Return..............................       1.57%      (0.23)%(3)       6.80%(3)
Ratios/supplemental data:
Net assets, end of period (000)...........    $55,790     $76,773         $82,970
Ratio of expenses to average net assets...       0.83%(5)    0.95%(4,5)      0.95%(4)
Ratio of net investment income to average
 net assets...............................       5.64%(5)    4.38%(4,5)      5.60%(4)
Portfolio turnover rate...................        N/A         N/A              95%


                                                        YEARS ENDED DECEMBER 31,
                                              ---------------------------------------------

                                              1992(1)   1991(1)   1990(1)  1989(1)   1988(1,2)

                                              -------   -------   ------   ------    ------

Net asset value, beginning of period......    $ 11.01   $ 10.40   $10.30   $ 9.98    $10.00
                                              -------   -------   ------   ------    ------
Income from investment operations:
Net investment income.....................       0.67      0.72     0.82     0.86      0.55
Net realized and unrealized gain (loss) on
 securities...............................      (0.02)     0.61     0.10     0.32     (0.02)
                                              -------   -------   ------   ------    ------
Total income from investment operations...       0.65      1.33     0.92     1.18      0.53
                                              -------   -------   ------   ------    ------
Less dividends and distributions:
 Dividends from net investment income.....      (0.67)    (0.72)   (0.82)   (0.86)    (0.55)
                                              -------   -------   ------   ------    ------
 Distributions from net realized gains....         --        --       --       --        --
                                              -------   -------   ------   ------    ------
 Total dividends and distributions........      (0.67)    (0.72)   (0.82)   (0.86)    (0.55)
                                              -------   -------   ------   ------    ------
Net asset value per share, end of
 period...................................    $ 10.99   $ 11.01   $10.40   $10.30    $ 9.98
                                              ========  ========  =======  =======   =======
Total Return..............................       6.04%    13.28%    9.43%   12.23%     6.49%(3)
Ratios/supplemental data:
Net assets, end of period (000)...........    $73,826   $53,469   $9,445   $2,653    $1,318
Ratio of expenses to average net assets...       0.95%     0.66%    0.00%    0.00%     0.00%
Ratio of net investment income to average
 net assets...............................       6.15%     7.13%    8.31%    8.61%     7.06%(4)
Portfolio turnover rate...................        154%      197%     113%      96%      205%(4)


------------
(1) Represents activity of the Fund prior to the reorganization. Since the operation and organization of the Fund was changed upon reorganization, this activity may not be reflective of activity after the reorganization.
(2) From March 9, 1988 (commencement of operations) to December 31, 1988.
(3) For the period indicated, not annualized.
(4) Annualized.
(5) Reflects the Fund's proportionate share of the Portfolio's expenses and fee waivers and expense reimbursements by the Portfolio's Investment Adviser and Administrator and the Fund's Administrator and Distributor. Such fee waivers and expense reimbursements had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.58% and 0.84% (annualized) for the periods ended February 28, 1995 and February 28, 1994, respectively.
N/A--Not applicable.

                                 BLUE CHIP FUND

                                                  FOR THE         FOR THE
                                                   PERIOD          PERIOD
                                      FOR THE     DEC. 6,         JAN. 1,
                                        YEAR        1993            1993
                                       ENDED      THROUGH         THROUGH
                                      FEB. 28,    FEB. 28,        DEC. 5,
                                        1995        1994          1993(1)
                                      --------    --------        --------
Net asset value, beginning of
  period...........................   $  17.75      $17.34        $  15.65
                                      --------    --------        --------
Income from investment operations:
Net investment income..............       0.28        0.05            0.29
Net realized and unrealized gain on
  securities.......................       0.88        0.37            1.69
                                      --------    --------        --------
Total income from investment
  operations.......................       1.16        0.42            1.98
                                      --------    --------        --------
Less dividends and distributions:
  Dividends from net investment
    income.........................      (0.26)      (0.01)          (0.29)
                                      --------    --------        --------
  Distributions from net realized
    gains..........................      (1.30)         --              --
                                      --------    --------        --------
  Total dividends and
    distributions..................      (1.56)      (0.01)          (0.29)
                                      --------    --------        --------
Net asset value per share, end of
  period...........................   $  17.35      $17.75        $  17.34
                                      ========    ========        ========
Total Return.......................       6.95%       2.42%(3)       12.74%(3)
Ratios/supplemental data:
Net assets, end of period (000)....   $151,267    $132,916        $123,257
Ratio of expenses to average net
  assets...........................       0.82%(5)    0.95%(4,5)      0.95%(4)
Ratio of net investment income to
  average net assets...............       1.64%(5)    1.28%(4,5)      1.91%(4)
Portfolio turnover rate............        N/A         N/A               4%


                                                 YEARS ENDED DECEMBER 31,
                                     ------------------------------------------------
                                     1992(1)     1991(1)   1990(1)    1989(1)  1988(1,2)
                                     -------     -------   -------    ------   ------
Net asset value, beginning of
  period...........................  $ 15.17     $ 12.68   $ 13.35    $10.68   $10.00
                                     -------     -------   -------    ------   ------
Income from investment operations:
Net investment income..............     0.30        0.33      0.44      0.51     0.36
Net realized and unrealized gain on
  securities.......................     0.48        2.49     (0.67)     2.67     0.68
                                     -------     -------   -------    ------   ------
Total income from investment
  operations.......................     0.78        2.82     (0.23)     3.18     1.04
                                     -------     -------   -------    ------   ------
Less dividends and distributions:
  Dividends from net investment
    income.........................    (0.30)      (0.33)    (0.44)    (0.51)   (0.36)
                                     -------     -------   -------    ------   ------
  Distributions from net realized
    gains..........................       --          --        --        --       --
                                     -------     -------   -------    ------   ------
  Total dividends and
    distributions..................    (0.30)      (0.33)    (0.44)    (0.51)   (0.36)
                                     -------     -------   -------    ------   ------
Net asset value per share, end of
  period...........................  $ 15.65     $ 15.17   $ 12.68    $13.35   $10.68
                                     =======     =======   =======    ======   ======
Total Return.......................     5.16%      22.52%    (1.79%)   30.25%   10.61%(3)
Ratios/supplemental data:
Net assets, end of period (000)....  $96,206     $49,838   $24,727    $8,782   $  663
Ratio of expenses to average net
  assets...........................     0.95%       0.95%     0.57%     0.00%    0.00%
Ratio of net investment income to
  average net assets...............     2.08%       2.37%     3.40%     4.29%    4.70%(4)
Portfolio turnover rate............       27%         16%       22%       38%      41%(4)

------------
(1) Represents activity of the Fund prior to the reorganization. Since the operation and organization of the Fund was changed upon reorganization, this activity may not be reflective of activity after the reorganization.
(2) From March 9, 1988 (commencement of operations) to December 31, 1988.
(3) For the period indicated, not annualized.
(4) Annualized.
(5) Reflects the Fund's proportionate share of the Portfolio's expenses and fee waivers and expense reimbursements by the Portfolio's Investment Adviser and Administrator and the Fund's Administrator and Distributor. Such fee waivers and expense reimbursements had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.80% and 0.93% (annualized) for the periods ended February 28, 1995 and February 28, 1994, respectively.
N/A--Not applicable.

                             ASSET ALLOCATION FUND

                                                 FOR THE         FOR THE
                                                  PERIOD          PERIOD
                                     FOR THE     DEC. 6,         JAN. 1,
                                       YEAR        1993            1993
                                      ENDED      THROUGH         THROUGH
                                     FEB. 28,    FEB. 28,        DEC. 5,
                                       1995        1994          1993(1)
                                     --------    --------        --------
Net asset value, beginning of
  period..........................   $  13.94    $  13.86        $  12.99
                                     --------    --------        --------
Income from investment operations:
Net investment income.............       0.46        0.05            0.43
Net realized and unrealized gain
  on securities...................       0.12        0.08            0.87
                                     --------    --------        --------
Total income from investment
  operations......................       0.58        0.13            1.30
                                     --------    --------        --------
Less dividends and distributions:
  Dividends from net investment
    income........................      (0.46)      (0.05)          (0.43)
                                     --------    --------        --------
  Distributions from net realized
    gains.........................      (0.58)         --              --
                                     --------    --------        --------
  Total dividends and
    distributions.................      (1.04)      (0.05)          (0.43)
                                     --------    --------        --------
Net asset value per share, end of
  period..........................   $  13.48    $  13.94        $  13.86
                                     ========    ========        ========
Total Return......................       4.49%       0.94%(3)       10.15%(3)
Ratios/supplemental data:
Net assets, end of period (000)...   $145,132    $156,955        $149,719
Ratio of expenses to average net
  assets..........................       0.78%(5)    0.95%(4,5)      0.95%(4)
Ratio of net investment income to
  average net assets..............       3.40%(5)    2.64%(4,5)      3.47%(4)
Portfolio turnover rate...........        N/A         N/A              79%


                                                YEARS ENDED DECEMBER 31,
                                    -------------------------------------------------
                                    1992(1)      1991(1)   1990(1)   1989(1)   1988(1,2)
                                    --------     -------   -------   ------    ------
Net asset value, beginning of
  period..........................  $  12.75     $ 11.30   $ 11.47   $10.31    $10.00
                                    --------     -------   -------   ------    ------
Income from investment operations:
Net investment income.............      0.46        0.56      0.62     0.74      0.50
Net realized and unrealized gain
  on securities...................      0.24        1.45     (0.17)    1.16      0.31
                                    --------     -------   -------   ------    ------
Total income from investment
  operations......................      0.70        2.01      0.45     1.90      0.81
                                    --------     -------   -------   ------    ------
Less dividends and distributions:
  Dividends from net investment
    income........................     (0.46)      (0.56)    (0.62)   (0.74)    (0.50)
                                    --------     -------   -------   ------    ------
  Distributions from net realized
    gains.........................        --          --        --       --        --
                                    --------     -------   -------   ------    ------
  Total dividends and
    distributions.................     (0.46)      (0.56)    (0.62)   (0.74)    (0.50)
                                    --------     -------   -------   ------    ------
Net asset value per share, end of
  period..........................  $  12.99     $ 12.75   $ 11.30   $11.47    $10.31
                                    ========     =======   =======   ======    ======
Total Return......................      5.62%      18.11%     4.21%   18.94%     8.23%(3)
Ratios/supplemental data:
Net assets, end of period (000)...  $106,822     $47,825   $23,608   $8,013    $1,210
Ratio of expenses to average net
  assets..........................      0.95%       0.95%     0.58%    0.00%     0.00%
Ratio of net investment income to
  average net assets..............      3.68%       4.72%     5.58%    7.07%     6.94%(4)
Portfolio turnover rate...........       171%        124%      121%      71%       23%(4)

------------
(1) Represents activity of the Fund prior to the reorganization. Since the operation and organization of the Fund was changed upon reorganization, this activity may not be reflective of activity after the reorganization.
(2) From March 9, 1988 (commencement of operations) to December 31, 1988.
(3) For the period indicated, not annualized.
(4) Annualized.
(5) Reflects the Fund's proportionate share of the Portfolio's expenses and fee waivers and expense reimbursements by the Portfolio's Investment Adviser and Administrator and the Fund's Administrator and Distributor. Such fee waivers and expense reimbursements had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.60% and 0.69% (annualized) for the periods ended February 28, 1995 and February 28, 1994, respectively.
N/A--Not applicable.

                                   THE TRUST

     The Trust is a business trust established under the laws of the State of Delaware under a Declaration of Trust dated January 28, 1993. It is a diversified, open-end management investment company registered with the Securities and Exchange Commission. Only Eligible Retirement Accounts can invest in the Trust. An individual for whose benefit an Eligible Retirement Account is maintained, or who may be entitled to receive benefits from an Eligible Retirement Account, is referred to as a "Participant."

                       INVESTMENT OBJECTIVES AND POLICIES

     The Trust offers three Funds, each with a different investment objective, for investment of retirement funds held in Eligible Retirement Accounts. An individual establishing an Eligible Retirement Account may select one or more Funds and may transfer retirement funds among the Funds. Each Fund is represented by a separate series of shares of beneficial interest in the Trust.

     The Funds seek to achieve their respective investment objectives by investing all of their assets in corresponding portfolios of Master Investment Trust, Series I (the "Master Trust"), an open-end management investment company for which Bank of America acts as investment adviser. The portfolios have the same investment objectives as the Funds and invest their assets in the portfolio securities described below. There can be no assurance that the investment objective of any Fund can be attained. The net asset value per share of the Funds will fluctuate.

THE BOND FUND

     The investment objective of the Bond Fund is to obtain interest income and capital appreciation through investment in investment grade intermediate and longer-term bonds, which consist of corporate and government fixed-income obligations, mortgage-backed securities, municipal securities and cash equivalents. Assets of the Bond Fund are invested in the Investment Grade Bond Portfolio of the Master Trust (the "Bond Portfolio"), which has the same objective as the Bond Fund. Under normal circumstances, at least 65% of the Bond Portfolio's net assets will be invested in bonds. Investment grade securities are securities rated at least BBB by Standard & Poor's Ratings Group, Division of McGraw Hill ("S&P"), Fitch Investors Service, Inc. ("Fitch") or Duff & Phelps Credit Rating Co. ("Duff & Phelps") or Baa by Moody's Investors Service, Inc. ("Moody's"). (A description of applicable ratings is attached to the Statement of Additional Information as Appendix A.) While bonds rated BBB or Baa are regarded as having adequate capacity to pay interest and repay principal, adverse economic conditions or changing circumstances could lead to a weakened capacity to pay interest and repay principal; such bonds do not have outstanding investment characteristics and may have speculative characteristics as well. Unrated securities will be purchased only if Bank of America determines that they are of comparable quality to the rated securities in which the Bond Portfolio may invest.

     The Bond Portfolio will be diversified by investment in bonds issued by different companies in different industries. Mortgage-backed securities, such as GNMA, FNMA and FHLMC securities, will be guaranteed as to principal and interest, but not market value, by the U.S. Government or one of its agencies or instrumentalities. The Bond Portfolio will not invest more than 35% of its net assets in mortgage-backed securities. There is the risk that corporate bonds might be called by the issuer if the bond interest rate is higher than currently prevailing interest rates. Similarly, a risk associated with mortgage-backed securities is early paydown resulting from refinancing of the underlying mortgages. The rate of such prepayments, and hence the life of the security, will primarily be a function of current market rates. In periods of falling interest rates, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds will generally be at lower rates than the rates on the prepaid obligations. The Bond Portfolio may also invest, from time to time, in obligations issued by state and local governmental issuers ("Municipal Securities"). The purchase of such securities may be advantageous when, as a result of prevailing economic, regulatory or other circumstances, the performance of such securities, on a pre-tax basis, is comparable to that of corporate or U.S. Government obligations. Dividends received by shareholders which are attributable to interest income received from Municipal Securities generally will be subject to Federal income tax.

     The two principal classifications of Municipal Securities which may be held by the Bond Portfolio are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by the Portfolio are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of such private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

     The Bond Portfolio may also include "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

     Interest income is expected to be the primary basis for growth in a shareholder's investment in the Bond Fund and potential capital appreciation the secondary basis for growth. The Bond Portfolio will attempt to achieve capital appreciation by moderate market timing in response to anticipated interest rate changes. The Bond Portfolio will also attempt to take advantage of undervalued sectors while selling bonds in overvalued sectors. However, since investments will normally consist of bonds and mortgage-backed securities, the ability to achieve capital appreciation is limited.

     The value of the securities held in the Bond Portfolio will tend to vary inversely with changes in prevailing interest rates. When, in the evaluation of Bank of America, there is a high probability that there will be a decline in the bond market, up to 75% of the net assets of the Bond Portfolio may be held in cash equivalents as a temporary defensive strategy. To the extent that the Bond Portfolio invests in cash equivalents, it will not be invested in accordance with the investment policies designed for it to realize its investment objective. Cash equivalents are the following short-term, interest bearing instruments: obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, certificates of deposit, bankers' acceptances, time deposits and other interest-bearing deposits issued by domestic and foreign banks and foreign branches of U.S. banks, foreign government securities and commercial paper issued by U.S. and foreign issuers which is rated at the time of purchase at least Prime-2 by Moody's or A-2 by S&P.

THE BLUE CHIP FUND

     The investment objective of the Blue Chip Fund is long-term capital appreciation through investment in blue chip stocks. Assets of the Blue Chip Fund are invested in the Blue Chip Portfolio of the Master Trust, which has the same objective as the Blue Chip Fund. The Blue Chip Portfolio's investments will be limited to stocks included in either the Dow Jones Industrial Average or the Standard & Poor's 500 Index. The Portfolio will be diversified by holding approximately 100 stocks chosen from these indices. The Master Trust expects that under normal market conditions at least 80% of the Portfolio's assets will be invested in blue chip stocks and the other 20% may be invested in cash equivalent securities of the type permitted to be held by the Bond Portfolio (other than asset backed securities).

THE ASSET ALLOCATION FUND

     The investment objective of the Asset Allocation Fund, which is a diversified investment company, is to obtain long-term growth from capital appreciation and dividend and interest income by actively allocating investments among the three major asset categories: bonds, equity securities and cash equivalents. Assets of the Asset Allocation Fund are invested in the Asset Allocation Portfolio of the Master Trust, which has the same objective as the Asset Allocation Fund. Cash equivalents are short-term, interest bearing instruments of the type permitted to be held by the Bond Portfolio.

     Investments in equity securities will generally be limited to common stocks of the same type in which the Blue Chip Fund invests. Bonds acquired by the Asset Allocation Portfolio will be the same type of investment grade bonds and Municipal Securities acquired by the Bond Portfolio. Under normal market conditions at least 25% of the Asset Allocation Portfolio's total assets will be invested in fixed-income senior securities.

SPECIAL CONSIDERATIONS

     As noted above, the Funds are a series of an open-end management investment company that seek to achieve their respective investment objectives by investing all of their assets in corresponding portfolios of the Master Trust, which have the same objectives as the Funds (see "Investment Objectives and Policies" above). The Portfolios in turn hold investment securities. Accordingly, the investment experience of each Fund will correspond directly with the investment experience of the related Portfolio. This structure is commonly known as a "master/feeder" structure. There can be no assurance that any Portfolio or Fund will achieve its investment objective. Each Portfolio's and Fund's investment objective is a fundamental policy which may not be changed without the approval of the holders of a majority of the outstanding shares or interests of the Fund or Portfolio, respectively, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Upon any such approval, each Fund will provide at least 30 days' written notice to its shareholders before any change is made to its or the corresponding Portfolio's investment objective.

     There are certain risks to the Funds related to the use of the master/feeder structure. Such risks include, but are not limited to, the following: Any existing registered investment company that wishes to convert to a master/feeder structure must first obtain the approval of its shareholders. Large-scale redemptions by other investment companies of their interests in the corresponding Portfolios could have adverse effects, such as lack of portfolio diversity and decreased economies of scale, and could result in the shareholders of a Fund, as the remaining investor in the Portfolio, bearing all the operating costs of the Portfolio and thus experiencing higher pro rata operating expenses and lower returns than would otherwise be the case. In addition, the total withdrawal by another investment company as an investor in a Portfolio will cause the Portfolio to terminate automatically in 120 days, unless the corresponding Fund and any other investors in the Portfolio unanimously agree to continue the business of the Portfolio. As the Fund is required to submit such matters to a vote of its shareholders, it will be required to incur the expenses of shareholder meetings in connection with such withdrawals. If unanimous agreement is not reached to continue the Portfolio, the Board of Trustees of the Trust would need to consider alternative arrangements for the Fund, including investing all of the Fund's assets in another investment company with the same investment objective as the Fund or hiring an investment adviser to manage the Fund's assets in accordance with the investment policies described herein. The absence of substantial experience with the master/feeder structure could result in accounting or other difficulties. Failure by shareholders of a Fund to approve a change in the investment objective and policies of a Fund parallel to a change that has been approved by the shareholders of the corresponding Portfolio would require the Fund to redeem its shares of the Portfolio; this could result in a distribution in kind to the Fund of the portfolio securities of the Portfolio (rather than a cash distribution), causing the Fund to incur brokerage fees or other transaction costs in converting such securities to cash, reducing the diversification of the Fund's investments and adversely affecting its liquidity. Other shareholders in the Portfolios may have a greater ownership interest in the Portfolios than the Funds' interest, and could thus have effective voting control over the operation of the Portfolios.

     The Trust's Board of Trustees believes that the Funds may achieve certain efficiencies and economies of scale through the master/feeder structure, and that the aggregate expenses of each Fund and the corresponding Portfolio will be no greater than if the Fund invested directly in the securities held by the Portfolio. However, other investment companies that offer their shares to the public also may invest all or substantially all of their assets in the Portfolios. Accordingly, there may be other investment companies through which shareholders can invest indirectly in the Portfolios. The fees charged by such other investment companies may be higher or lower than those charged by the Funds, which may reflect, among other things, differences in the nature and level of the services and features offered by such companies to their shareholders (and as a result such other companies may have different performance results than the Funds). Information about the availability of other investment companies that invest in the Portfolios can be obtained by calling 1-800-323-9919.

     A Fund may cease investing in a corresponding Portfolio only if the Board of Trustees determines that such action is in the best interests of the Fund and its shareholders, and only with the approval of such shareholders. In such event, the Board of Trustees would consider alternative investments, including investing all of the Fund's assets in another investment company with the same investment objective as the Fund or hiring an investment adviser to manage the Fund's assets in accordance with the investment policies described herein.

     Monies invested in the Funds are not insured deposits and are subject to certain risks. Since each of the Portfolios will invest in different types of investments, the risks of participating in the Trust will vary depending on the Fund or Funds chosen by a Participant. Before investing, a Participant should assess the risks associated with the types of investments made by the Funds and the corresponding Portfolios.

     Although no commissions are paid on bond transactions, purchases and sales are at net prices which reflect dealers' mark-ups and mark-downs, and a higher portfolio turnover rate for bond investments will result in payment of more dealer mark-ups and mark-downs than would otherwise be the case. Since all shareholders are tax exempt, no significant tax consequences result from portfolio turnover. The investment adviser will not consider portfolio turnover a limiting factor in making investment decisions for the Portfolios consistent with its investment objective and policies.

     A Portfolio may not invest in instruments or securities issued by Bank of America, Seafirst or any of their affiliates.

     A Portfolio may purchase put and call options on listed securities and stock indexes so long as the aggregate premiums paid for options does not exceed 2% of the net assets of the Portfolio (this restriction does not apply to options on futures contracts). Put options may be purchased in order to protect the Portfolio's securities in expectation of a declining market and call options may be purchased to benefit from anticipated price increases in the underlying securities or index. A Portfolio may not write put options but may write fully covered call options as long as the Portfolio remains fully covered throughout the life of the option, either by owning the optioned securities or possessing a call issued by another writer that is identical in all respects to the call written by the Portfolio.

     The Asset Allocation Portfolio may purchase and sell both interest rate and stock index futures contracts (as well as purchase related options) as a hedge against changes resulting from market conditions in the values of the securities held by the Portfolio or which it intends to purchase and where the transactions are economically appropriate for the reduction of risks inherent in the ongoing management of such Portfolio. Similarly, the Bond Portfolio may purchase and sell interest rate futures contracts (as well as purchase related options) and the Blue Chip Portfolio may purchase and sell stock index futures contracts (as well as purchase related options). A futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the value of a specified obligation or stock index (which assigns relative values to the common stocks included in the index) at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities is normally made. A Portfolio may not purchase or sell futures contracts and purchase related options unless immediately after any such transaction the aggregate initial margin that is required to be posted by the Portfolio under the rules of the exchange on which the futures contract (or futures option) is traded, plus any premiums paid by such Portfolio on its open futures options positions, does not exceed 5% of the Portfolio's total assets, after taking into account any unrealized profits and losses on the Portfolio's open contracts and excluding the amount that a futures option is "in-the-money" at the time of purchase. An option to buy a futures contract is "in-the-money" if the then current purchase price of the contract that is subject to the option is less than the exercise or strike price; an option to sell a futures contract is "in-the-money" if the exercise or strike price exceeds the then current purchase price of the contract that is the subject of the option.

     Successful use of futures contracts by a Portfolio is subject to Bank of America's ability to predict correctly movements in the direction of the stock market or interest rates. There are several risks in connection with the use of futures contracts by a Portfolio as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the futures contract and movements in the price of the securities which are the subject of the hedge. The price of the futures contract may move more than or less than the price of the securities being hedged. If the price of the futures contract moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures contract. If the price of the futures contract moves more than the price of the hedged securities, the Portfolio involved will experience either a loss or gain on the futures contract which will not be completely offset by movements in the price of the securities which are the subject of the hedge. It is also possible that, where the Portfolio has sold futures contracts to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Portfolio may decline. If this occurred, the Portfolio would lose money on the futures contract and also experience a decline in value in its portfolio securities.

     In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures contract and the securities being hedged, the price of futures contracts may not correlate perfectly with movement in the cash market due to certain market distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures contracts, a correct forecast of general market trends or interest rate movements by Bank of America may still not result in a successful hedging transaction over a short time frame.

     Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures contracts. Although the Portfolios intend to purchase or sell futures contracts only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin. The liquidity of a secondary market in a futures contract may in addition be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions.

     A Portfolio may invest in variable and floating rate instruments, including master demand notes. These obligations may not be marketable, although they may be payable on demand by the investing Portfolio. Consequently, the ability to redeem such notes depends on the borrower's ability to pay, which will be monitored by Bank of America. Such notes will be purchased only from domestic corporations that either (a) are rated Aa or better by Moody's or AA or better by S&P, (b) have commercial paper rated at least Prime-2 by Moody's or A-2 by S&P, (c) are backed by a bank letter of credit or (d) are determined by Bank of America to be of a quality comparable to securities described in either clause
(a) or (b).

     In connection with the management of its daily cash position, the Portfolios may invest in securities issued by other investment companies which invest in short-term debt securities and which seek to maintain a $1.00 net asset value per share (i.e., "money market funds"). No more than 10% of the value of each Portfolio's total assets will be invested in securities of other investment companies, with no more than 5% invested in the securities of any one investment company. As a shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees.

     A Portfolio may enter into repurchase agreements. Under these agreements, the Portfolio will acquire securities from either a bank which has a commercial paper rating of A-2 or better by S&P or Prime-2 or better by Moody's or a registered broker-dealer, and the seller will agree to repurchase such securities within a specified time at a fixed price (equal to the purchase price plus interest). Repurchase agreements are considered loans. Repurchase agreements maturing in more than seven days will not exceed 10% of the value of the total assets of a Portfolio. Repurchase agreements will be entered into only for debt obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, certificates of deposit, or bankers' acceptances, and either the Master Trust's custodian or its agent will have physical possession of the securities or the securities will be transferred to the Master Trust's custodian, by appropriate entry in the Federal Reserve Bank's records and, in either case, will be maintained in a segregated account.

     Bank of America will monitor the value of securities acquired under repurchase agreements to ensure that the value of such securities will always equal or exceed the repurchase price under the repurchase agreement (including accrued interest). If the other party to a repurchase agreement defaults, a Portfolio may incur a loss if the value of the securities securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the securities. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization upon the securities collateralizing the repurchase agreement by the Portfolio may be delayed or denied.

     A Portfolio may enter into reverse repurchase agreements. Under these arrangements, the Portfolio will sell a security held by the Portfolio to either a bank which has a commercial paper rating of A-2 or better by S&P or Prime-2 or better by Moody's or a registered broker-dealer, with an agreement to repurchase the security at an agreed date, price and interest payment. Reverse repurchase agreements involve the possible risk that the value of portfolio securities a Portfolio relinquishes may decline below the price the Portfolio must pay when the transaction closes. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Borrowings may magnify the potential for gain or loss on amounts invested resulting in an increase in the speculative character of a Portfolio's outstanding shares.

     In order to earn additional income, a Portfolio may lend its portfolio securities to broker-dealers that Bank of America considers to be of good standing. Borrowers of portfolio securities may not be affiliated directly or indirectly with the Trust or such Portfolio. If the broker-dealer should become bankrupt, however, the Portfolio could experience delays in recovering its securities. A securities loan will be made only when, in Bank of America's judgment, the possible reward from the loan justifies the possible risks. In addition, such loans will not be made if, as a result, the value of securities loaned by the Portfolio exceeds 10% of its total assets. Securities loans will be fully collateralized.

     The Bond and Asset Allocation Portfolios may purchase asset-backed securities. Asset-backed securities consist of undivided fractional interest in pools of consumer loans (unrelated to mortgage loans) or receivables held in a trust. Payments of principal and interest on the loans or receivables are passed through to certificate holders. Payment is typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security's par value until exhausted. Ultimately, asset-backed securities are dependent upon payment of consumer loans or receivables by individuals, and the certificate holder generally has no recourse to the entity that originated the loan or receivables. The underlying loans or receivables may be prepaid with the result of shortening the certificates' weighted average life. Prepayment rates vary widely and may be affected by changes in market interest rates. It is not possible to accurately predict the average life of a particular pool of loans or receivables. The proceeds of prepayments received by a Portfolio must be reinvested in securities whose yields reflect interest rates prevailing at the time. Thus, the Portfolio's ability to maintain a portfolio which includes high-yielding asset-backed securities will be adversely affected to the extent reinvestments are in lower yielding securities. The actual maturity and realized yield will therefore vary based upon the prepayment experience of the underlying pool of loans or receivables and prevailing interest rates at the time of prepayment. Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other money market instruments. Also, while the secondary market for asset-backed securities is ordinarily quite liquid, in times of financial stress the secondary market may not be as liquid as the market for other types of securities, which could result in a Portfolio experiencing difficulty in valuing or liquidating such securities.

     The Asset Allocation and Bond Portfolios may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions, which involve a commitment by a Portfolio to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Portfolio to lock in a price or yield on a security, regardless of future changes in interest rates. When-issued and forward commitment transactions involve the risk that the price or yield obtained may be less favorable than the price or yield available when the delivery takes place. The Asset Allocation and Bond Portfolios will set aside in a segregated account cash or liquid securities equal to the purchase price of any when-issued or forward commitment securities. A portfolio's when-issued purchases and forward commitments will not exceed 25% of the value of such Portfolio's total assets absent unusual market conditions. The Asset Allocation and Bond Portfolios intend to engage in when-issued purchases and forward commitments only in furtherance of their respective investment objectives and not for speculative purposes.

FOREIGN SECURITIES

     Subject to each Portfolio's investment objectives and policies, a Portfolio may invest up to 25% of its net assets in securities of foreign issuers that may or may not be publicly traded in the United States, including Yankee bonds (dollar-denominated bonds sold in the United States by non-U.S. issuers) and Eurobonds (bonds issued in a country and sometimes a currency other than the country of the issuer). The Portfolios purchasing these securities may be subjected to additional risks associated with the holding of property abroad such as future political and economic developments, currency fluctuations, possible withholding of tax payments, possible seizure or nationalization of foreign assets, possible establishment of currency exchange control regulations or the adoption of other foreign government restrictions that might adversely affect the payment of principal or interest on foreign securities in a Portfolio, less publicly available information about foreign companies, and the fact that foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. See "Foreign Investments" in the Statement of Additional Information for a further discussion of foreign securities.

                            INVESTMENT RESTRICTIONS

     The following restrictions are fundamental policies and cannot be changed for any Fund without the approval of shareholders holding a majority of the outstanding shares of that Fund. Absent such approval, the Trust may not:

          (a) Borrow money for any Fund except for temporary emergency purposes and then only in an amount not exceeding 5% of the value of the total assets of that Fund. Borrowing shall, for purposes of this paragraph (a), include reverse repurchase agreements. Any borrowings, other than reverse repurchase agreements, will be from banks. The Trust will repay all borrowings in any Fund before making additional investments for that Fund and interest paid on such borrowings will reduce income;

          (b) Issue senior securities;

          (c) Make loans to other persons, except that a Fund may make time or demand deposits with banks, provided that time deposits shall not have an aggregate value in excess of 10% of a Fund's net assets, and may purchase bonds, debentures or similar obligations that are publicly distributed, may loan portfolio securities not in excess of 10% of the value of the total assets of such Fund, and may enter into repurchase agreements as long as repurchase agreements maturing in more than seven days do not exceed 10% of the value of the total assets of a Fund; or

          (d) Purchase on margin or sell short.

     A complete list of the investment restrictions is set forth in the Statement of Additional Information.

     If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of that restriction. The other investment policies of the Funds may be changed without the approval of shareholders.

     The Portfolios are subject to the same investment restrictions as the Funds, except that the Portfolios are not permitted to invest all of their assets in other investment companies.

                           HOW TO INVEST IN THE TRUST

ELIGIBILITY FOR ADMISSION

     Only Eligible Retirement Accounts are qualified to invest in the Trust. Eligible Retirement Accounts include:

     --Individual Retirement Accounts, including rollover accounts ("IRAs"), and Simplified Employee Pension Plans ("SEPs") for which Seafirst or one of its affiliates serves as a trustee or custodian that are exempt under
      Section 408(e) and that are maintained in conformity with Section 408(a) of the Internal Revenue Code ("Eligible IRAs"), and

     --Qualified pension or profit sharing trusts, including corporate pension or profit-sharing trusts and pension or profit sharing trusts benefiting one or more self-employed individuals (generally referred to as H.R. 10 or Keogh plans) that are exempt under Section 501(a) and that are maintained in conformity with Section 401(a) of the Internal Revenue Code ("Eligible Pension or Profit Sharing Trusts").

     Maintenance of Eligible Retirement Account status is a prerequisite to all transactions with the Trust described below.

ESTABLISHING AN IRA, SEP OR ELIGIBLE PENSION OR PROFIT SHARING TRUST

     A set of documents for establishing an IRA, SEP or Eligible Pension or Profit Sharing Trust can be obtained from any branch or by calling 1-800-323-9919 in Washington and Alaska, or 1-800-441-8379 in Idaho.

INVESTING IN THE TRUST

     An Eligible Retirement Account can direct the investment of the Account assets into a Fund or Funds of the Trust using a form included with materials for establishing an Eligible Retirement Account. The form can also be obtained from any branch or by calling 1-800-323-9919 in Washington and Alaska, or 1-800-441-8379 in Idaho. The completed form can be returned in person at any branch or be mailed in Washington to Retirement Services, P.O. Box 84248, Seattle, Washington 98124, in Idaho to Retirement Services, P.O. Box 6900, Coeur d'Alene, Idaho, 83814-2002, or in Alaska to Retirement Services, P.O. Box 107007, Anchorage, Alaska, 99510-7007.

     The minimum initial investment for admission to a Fund is $500. There is no minimum requirement for subsequent investments. The Trust reserves the right to increase or decrease the minimum investment amounts. All assets will be invested in full and fractional shares at a purchase price equal to the net asset value per share next determined following receipt by the Trust of a shareholder's satisfactorily completed investment instructions and payment. See "Valuation of Shares." Investments are subject to determination by the Trust that the investment instruction form has been properly completed.

     Because shares are not transferable, certificates representing shares will not be issued. All shares purchased are confirmed by mail to the shareholder and are credited to the account of the shareholder on the

Trust's books. The Trust reserves the right in its sole discretion to (i) suspend the availability of its shares and (ii) reject investment instructions when, in the judgment of the Board of Trustees, such suspension or rejection is in the best interest of the Trust.

     Concord Financial Group, Inc. (the "Distributor"), 125 West 55th Street, New York, New York 10019, acts as principal underwriter of the Trust's shares under a best efforts underwriting arrangement. The Distributor is a wholly-owned subsidiary of Concord Holding Corporation ("Concord"), a wholly-owned subsidiary of The BISYS Group, Inc., and is a registered broker-dealer.

REINVESTMENT OF DISTRIBUTIONS

     Any distributions made by the Asset Allocation Fund, the Blue Chip Fund, or the Bond Fund will be made on the last business day of the month to shareholders of record at the end of the prior business day. All distributions are automatically reinvested in additional shares of the Fund making the distribution. The Asset Allocation Fund and Bond Fund make monthly distributions, and the Blue Chip Fund makes distributions at least annually, if any.

                                  REDEMPTIONS

     All or a portion of the shares held in a Fund can be redeemed (sold) at any time. Redemptions may be effected by writing in Washington to Retirement Services, P.O. Box 84248, Seattle, Washington 98124, in Idaho to Retirement Services, P.O. Box 6900, Coeur d'Alene, Idaho 83814-2002 or in Alaska to Retirement Services, P.O. Box 107007, Anchorage, Alaska 99510-7007.

     The redemption price will be the net asset value per share next determined following receipt by the Trust of a shareholder's satisfactorily completed instructions. See "Valuation of Shares." The value of a share upon redemption may be more or less than the value when purchased, depending upon the net asset value of the Fund at the time of the redemption. Redemptions are subject to determination by the Trust that the investment instruction form or the redemption request and other distribution documents, if any, are complete. While payment for shares redeemed normally will be made in cash, if conditions exist making payment in cash undesirable, the Trust may make payment for the shares redeemed wholly or partly in securities or other property of the Fund, provided that all distributions made as of any one valuation date shall be made pro rata and on the same basis.

     Payment for shares redeemed will normally be made to the trustee of the shareholder within one business day of receipt by the Trust of redemption instructions, but in no event will payment be made more than seven days after receipt of redemption instructions except in the circumstances described below. The payment may be delayed or the right of redemption suspended on bank holidays or at a time when (a) trading on the New York Stock Exchange is restricted or the Exchange is closed, for other than customary weekends and holidays, (b) an emergency, as defined by rules of the Securities and Exchange Commission, exists making disposal of portfolio securities or determination of the value of the net assets of the Fund not reasonably practicable, or (c) the Securities and Exchange Commission has by order permitted such suspension.

                                   EXCHANGES

     Shares in any Fund may be exchanged without cost for shares in any other Fund, or for Pacific Horizon shares of the Pacific Horizon Prime Fund, a money market fund for which Bank of America acts as investment adviser (collectively, the "Exchange Funds"). Exchanges may be effected by phone or by writing in Washington to Retirement Services, P.O. Box 84248, Seattle, Washington 98124, in Idaho to Retirement Services, P.O. Box 6900, Coeur d'Alene, Idaho 83814-2002, or in Alaska to Retirement Services, P.O. Box 107007, Anchorage, Alaska 99510-7007. To make an exchange by phone, call 1-800-323-9919 in Washington and Alaska, or 1-800-441-8379 in Idaho.

     The Trust will act upon the instruction of any person by telephone, deemed to be authorized, to exchange between Exchange Funds in an account. The Trust will employ procedures designed to provide reasonable assurance that instructions communicated by telephone are genuine and, if it does not do so, it may be liable for any losses due to unauthorized or fraudulent instructions. Calls may be recorded for the shareholder's protection. As a result of this telephone exchange policy, the shareholder will bear the risk of loss, if any, resulting from telephone instructions of a person reasonably believed to be a shareholder. During times of severe market or economic changes, telephone exchanges may be difficult to implement. Therefore, it is recommended that you send your exchange requests in writing.

     Any exchange will be based on the respective net asset values of the shares involved next determined after receipt by the Trust of a shareholder's instructions for an exchange.

                              VALUATION OF SHARES

     Net asset value per share for each Fund is determined by dividing the total value of the Fund's assets, less any liabilities, by the number of outstanding shares of the Fund. The value of the assets held in each Fund is determined as of 1:00 p.m., Seattle, Washington time (or at such other time as may be determined by the Board of Trustees) each day on which such value must be determined in accordance with the 1940 Act.

     As the assets of each Fund include its proportionate share of the assets and liabilities of the corresponding Portfolio of the Master Trust, the value of the Fund's assets depends on the net asset value per share of such Portfolio. The net asset value per share of each Portfolio is determined in the same manner as described above for the Funds. Except for debt securities held by a Portfolio with remaining maturities of 60 days or less, assets for which market quotations are available are valued at their market values based upon such market quotations. Debt securities held by the Portfolios with remaining maturities of 60 days or less are valued on the basis of amortized cost. Amortized cost valuation, which may be used as long as it approximates market value, involves valuing a security at its cost and adding or subtracting, ratably to maturity, any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. When approved by the Board of Trustees of the Master Trust, certain securities may be valued on the basis of valuations provided by an independent pricing service when such prices are believed to reflect the fair market values of such securities. In the absence of an ascertainable market value, assets are valued at the fair value using methods and procedures reviewed and approved by the Board of Trustees of the Master Trust.

                                  PERFORMANCE

     From time to time the Funds may advertise their yield or total return. Both types of performance are based on historical earnings and are not intended to indicate future performance. These yield and return figures are determined according to a formula prescribed by the Securities and Exchange Commission.

     To calculate yield, the Funds take the interest income (and dividend income, if any) they earn from their portfolio investments for a 30-day period (net of expenses). The Funds then divide such income by the number of Fund shares entitled to receive distributions and express the result as an annualized percentage rate based on each Fund's share price at the end of the 30-day period. The effective yield is calculated similarly, but, when annualized, the income earned by an investment in a Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. Also, because yield accounting differs from methods used for other accounting purposes, a Fund's yield may not equal the income reported on its financial statements.

     Return is the change in value, including reinvested earnings, after deductions of expenses, of a hypothetical $1,000 investment, and includes the changes in share price. A cumulative total return reflects a Fund's performance over a stated period of time. The Funds may also include in advertisements performance rankings compiled by independent organizations (e.g., Lipper Analytical Services, Inc.) which monitor mutual fund performance, and performance comparisons with other types of investments. Rankings of companies are historical and not intended to indicate future performance.

                          ADMINISTRATION OF THE TRUST

THE BOARD OF TRUSTEES

     The business and affairs of the Trust are managed under the direction of its Board of Trustees. See "Management of the Trust" in the Statement of Additional Information for information regarding the Trustees and officers of the Trust. The Board of Trustees will perform duties and undertake responsibilities similar to those of a board of directors.

ADMINISTRATION SERVICES

     Under an Administration and Transfer Agency Agreement dated December 6, 1993 (the "Administration Agreement") between Seafirst and the Trust, Seafirst is responsible for certain accounting, administrative, transfer agency, and dividend disbursing services to the Trust. Pursuant to the Administration Agreement, Seafirst is, subject to the authority of the Board of Trustees, responsible for providing overall management of the Trust's business and affairs (other than investment management services, which are performed by Bank of America on behalf of the Portfolios of the Master Trust). For its services, Seafirst is entitled to receive a fee from the Funds at an annual rate of .29% of the average daily net asset value of the Funds, subject to the expense limitation discussed below. Individual Retirement Accounts, including those that do not invest in the Funds, are charged certain fees: each pays a $15 annual maintenance fee; and there is currently a $7 annual maintenance fee for a spousal retirement account. Other Eligible Retirement Accounts may be charged fees which vary according to the plan's sponsor.

     Seafirst is a national banking association which provides commercial banking and trust services throughout the State of Washington. The offices of Seafirst are located at 701 Fifth Avenue, Seattle, Washington 98104. Seafirst is a wholly-owned subsidiary of Seafirst Corporation, which is controlled by BankAmerica Corporation, both of which are bank holding companies.

     Concord provides officers and certain administrative and compliance monitoring services to the Funds on behalf of Seafirst pursuant to a Sub-Administration Agreement with Seafirst. Concord, located at 125 West 55th Street, New York, New York 10019, was organized in 1987 to administer mutual funds. For its services, Concord is paid by Seafirst, not by the Trust. Concord also provides certain administrative services to the Master Trust. See "The Master Trust--The Master Trust Administration Agreement."

     PFPC, Inc. ("PFPC") provides certain accounting services to the Funds on behalf of Seafirst pursuant to a Sub-Accounting Services Agreement with Seafirst. PFPC's principal offices are located at 103 Bellevue

Parkway, Wilmington, Delaware 19809. It is an indirect wholly-owned subsidiary of PNC Bank Corp., a multi-bank holding company, and is engaged in providing administrative and accounting services to investment companies. For its services, PFPC is paid by Seafirst, not by the Trust. PFPC also provides certain accounting services to the Master Trust. See "The Master Trust--The Master Trust Administration Agreement."

     Seafirst is responsible for providing custodial services to the Trust. Seafirst has entered into a Sub-Custodian Services Agreement with PNC BANK, NATIONAL ASSOCIATION, Airport Business Center, International Court 2, 200 Stevens Drive, Lester, Pennsylvania, 19113, which provides these services to the Trust on behalf of Seafirst.

SHAREHOLDER SERVICE PLAN

     Under the Trust's Shareholder Service Plan, the Trust pays Seafirst for non-distribution shareholder support services provided by Seafirst to Fund shareholders. Seafirst is entitled to receive payments for expenses on a monthly basis, at an annual rate not exceeding .25% of the average daily net asset value of Fund shares beneficially owned by shareholders during such month for shareholder servicing expenses. In connection with providing such services, Seafirst has represented that it will not engage in activities which constitute acting as a broker or dealer under state law unless it has obtained any necessary licenses to do so.

EXPENSES OF THE TRUST

     Bank of America has paid all costs and expenses arising in connection with the organization of the Trust, including the initial registration and qualification of the Trust and the shares under federal and state law. Seafirst pays expenses of all employees, office space and facilities necessary to carry out its duties under the Administration Agreement. All other costs and expenses of operation of the Trust, other than those assumed by Seafirst under its custodian and transfer agent agreements with the Trust, are paid by the Trust. The Funds also bear their pro rata shares of expenses of the Portfolios (see "The Master Trust--Expenses of the Master Trust").

     Seafirst has agreed that if a Fund's expenses (excluding interest, brokerage commissions, litigation expenses and certain other items), including its pro rata share of the expenses incurred by the corresponding Portfolio, were to exceed any limitations on expenses imposed by applicable state securities laws, Seafirst will bear the amount of the excess, to the extent required by the state limitations. Bank of America has agreed to reimburse Seafirst for any such amounts. Currently, the only applicable state expense limitation is an annual limitation equal to the sum of 2.5% of the first $30 million of a Fund's average net assets, 2% of the next $70 million of average net assets, and 1.5% of the remaining average net assets.

     In addition, Seafirst has agreed to reimburse the Funds in such amounts as are necessary to limit the expenses of the Funds, including their pro rata shares of the expenses incurred by the corresponding Portfolios (but excluding interest, brokerage commissions, litigation expenses and certain other items), to specified levels, depending on the levels of assets of the Portfolios in which the Funds invest their assets. In any given fiscal year, Seafirst's reimbursement will be in an amount sufficient to limit such expenses of each Fund to .95%, .85% or .75% of the Fund's average daily net assets if the average daily net assets of the Portfolio in which the Fund invests in such year is less than $250 million, $250 million through $500 million, or more than $500 million, respectively. Bank of America has agreed to reimburse Seafirst for any such amounts. These reimbursement agreements by their terms will remain in effect with respect to each Fund until such time as the Fund no longer invests substantially all its assets in the corresponding Master Fund, or Seafirst or Bank of America no longer provides services to the Fund or Master Fund, respectively, whichever is earlier.

     Except for the expenses described above that have been assumed by Seafirst, all expenses incurred in administration of the Trust are charged to the Trust.

                                THE MASTER TRUST

     Prior to December 6, 1993, Seafirst, as trustee of the Trust's predecessor, Collective Investment Trust for Seafirst Retirement Accounts, provided investment management services as well as administrative services. Since the reorganization of the Collective Investment Trust on that date, the assets of the Funds have been invested in the corresponding Portfolios of the Master Trust, and the Trust has not employed an investment manager.

     The Master Trust is a business trust which was established under the laws of the State of Delaware in October 1992. The business and affairs of the Master Trust are managed under the direction of its Board of Trustees. See "Management of the Master Trust" in the Statement of Additional Information for information regarding the Trustees and officers of the Master Trust. The offices of the Master Trust are located in the Cayman Islands.

THE INVESTMENT ADVISORY AGREEMENT

     Subject to the direction of the Board of Trustees, Bank of America acts as the investment adviser to the Master Trust pursuant to an Investment Advisory Agreement (the "Advisory Agreement") with the Master Trust. Bank of America is responsible for managing the investment of the assets of the Master Trust in conformity with the stated objectives and policies of the Master Trust. As compensation for its services under the Advisory Agreement, Bank of America is paid a monthly management fee for its services, at an annual rate of .45% of the average daily net assets of the Bond Portfolio, .55% of the average daily net assets of the Asset Allocation Portfolio, and .75% of the average daily net assets of the Blue Chip Portfolio. The fee paid by the Blue Chip Portfolio is higher than that paid by most other investment companies. Bank of America may waive fees from time to time to assist the Portfolios in maintaining competitive yields; any such waiver will be voluntary and, to the extent a fee waiver is reduced with respect to a particular Portfolio, the Portfolio's expense ratio would rise.

     Bank of America is a wholly-owned subsidiary of BankAmerica Corporation, a registered bank holding company. The principal executive offices of Bank of America and BankAmerica Corporation are located at 555 California Street, San Francisco, California 94104. Formed in 1904, Bank of America is a national banking association that provides commercial banking and trust business through an extensive system of branches across the western United States. Bank of America's principal banking affiliates operate branches in ten U.S. states as well as corporate banking and business credit offices in major U.S. cities and branches, corporate offices and representative offices in 37 countries. The advisory agreement provides that Bank of America may, in its discretion, provide advisory services through its own employees or employees of one or more of its affiliates that are under the common control of Bank of America's parent, BankAmerica Corporation, provided such employees are under the management of Bank of America. Bank of America may also employ a sub-adviser provided Bank of America remains fully responsible to the Master Trust for the acts and omissions of the sub-adviser.

     Since April 1994, Steven L. Vielhaber has been primarily responsible for the day-to-day management of the investment assets of the Bond Portfolio. Mr. Vielhaber has been employed by Bank of America since 1993. Prior thereto, Mr. Vielhaber had been Director of Fixed Income Marketing at Dimensional Fund Advisors since 1990 and Vice President and Manager of Investments at Gibraltar Savings from 1986 to 1990.

     The Asset Allocation Committee of Bank of America's Global Investment Management Division establishes general parameters for the selection of securities. Since November 1994, Robert Pyles, Director of Research and Senior Portfolio Manager of BofA Capital Management, Inc. (a wholly-owned subsidiary of Bank of America), and since April 1994, Steven L. Vielhaber have been primarily responsible for the selection of particular securities for the equity and fixed-income portions, respectively, of the Asset Allocation Portfolio. Mr. Pyles, a Chartered Financial Analyst, has been associated with Seattle-First National Bank, a wholly-owned subsidiary of Seafirst Corporation, which is controlled by BankAmerica Corporation (both of which are bank holding companies), since 1976. Mr. Pyles currently manages various common trust, employee benefit and individual accounts for Bank of America.

     Bank of America Illinois' equity management team will be responsible for the day-to-day investment activities of the Blue Chip Portfolio. The team is headed by James Miller, Executive Vice President and Chief Investment Officer of BofA Illinois Investment Management (a wholly-owned subsidiary of Bank of America). Mr. Miller has been manager of the Portfolio since May 1, 1995 and has been associated with BofA Illinois Investment Management (and its predecessor Continental Bank) since 1988. Mr. Miller is a Chartered Financial Analyst, a member of the Association of Investment Management and Research, and a former director of the Investment Analysts Society of Chicago.

     Bank of America will pay expenses of all employees, office space and facilities necessary to carry out its duties under the Advisory Agreement, and all expenses incurred by it in connection with acting as investment adviser, other than costs (including taxes and brokerage commissions) of securities purchased for the Portfolios. All other expenses incurred in the investment operations of the Master Trust are charged to the Portfolios. See "Administration of the Trust--Expenses" above for a discussion of Bank of America's agreement to reimburse Seafirst for certain amounts that Seafirst reimburses to the Funds.

THE MASTER TRUST ADMINISTRATION AGREEMENT

     Subject to the direction of the Board of Trustees of the Master Trust, Concord is responsible for providing administrative services to the Master Trust pursuant to an Administration Agreement with the Master Trust, through its offshore subsidiaries.

     For its services as administrator, Concord is entitled to receive an administration fee from the Master Trust at the annual rate of .05% of each Portfolio's average daily net assets.

     Pursuant to an agreement with Concord, PFPC provides certain accounting, bookkeeping, pricing and distribution calculation services to the Portfolios, through its offshore affiliates, on behalf of Concord. The Trust bears the fees and expenses charged by PFPC for its services. Concord (Cayman Island) Limited provides the principal office of the Master Trust in the Cayman Islands and maintains certain books and records of the Master Trust at the expense of the Master Trust.

CUSTODIAN

     PNC Bank, National Association, acts as custodian of the assets of the Master Trust.

EXPENSES OF THE MASTER TRUST

     Each Portfolio of the Master Trust is responsible for its operating expenses, other than expenses assumed by Bank of America under the Advisory Agreement and by Concord under the Master Trust Administration Agreement. The expenses paid by the Master Trust include but are not limited to advisory fees; brokerage fees and commissions in connection with the purchase of portfolio securities; administration fees; taxes, if any; custodian, legal and auditing fees; fees and expenses of trustees who are not interested persons of Bank of America; printing and other expenses relating to the Portfolios' operations; and any extraordinary fees and expenses.

                                TAX INFORMATION

     The Trust intends to qualify each Fund as a regulated investment company under the Internal Revenue Code (the "Code"). Accordingly, so long as a Fund so qualifies, it will not be subject to federal income taxes on its net investment income and capital gains, if any, that it distributes to its shareholders in accordance with the Code.

     For federal income tax purposes, income earned by each Fund will not be taxable to the Eligible Retirement Accounts that are its shareholders or to Participants until a Participant receives, or is deemed under federal tax law to have received, a distribution from the Participant's Eligible Retirement Account. A distribution from the Participant's Eligible Retirement Account is a payment or a deemed payment from the Eligible Retirement Account to the Participant. A withdrawal by an Eligible Retirement Account from a Fund is a payment by the Fund to a shareholder in redemption of shares of the Trust. Therefore, withdrawals from a Fund can be made at any time by an Eligible Retirement Account without penalty and without the amount withdrawn being subject to federal income tax.

     The Portfolios are not required to pay federal income taxes on their net investment income and capital gains, because they are treated as partnerships for tax purposes. Any interest, dividends and gains or losses of a Portfolio will be deemed to have been "passed through" to the corresponding Fund and other investors in the Portfolio, regardless of whether such interest, dividends or gains have been distributed by the Portfolio or losses have been realized by the Fund and such other investors.

     The foregoing describes only the federal income tax status of the Funds and the Portfolios. It does not describe the taxation of distributions from Seafirst Retirement Accounts to Participants, nor applicable limitations on the deductibility of contributions to such Accounts. Participants should consult their tax advisors.

                               OTHER INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

     A shareholder exercises the voting rights of the shares and is entitled to one vote for each full share (and a fractional vote for each fractional share) outstanding on the books of the Trust in the name of such shareholder or its nominee. The shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting in the election for members of the Board of Trustees can elect 100% of the members if they choose to do so. On any matter submitted to a vote of shareholders, all shares of the Trust then issued, outstanding and entitled to vote will be voted in the aggregate and not by Fund, except (i) when required by the 1940 Act, shares shall be voted by Fund, and
(ii) when the matter affects an interest of less than all of the Funds, then only shareholders that own shares of the affected Fund or Funds will be entitled to vote. Shares vote in the aggregate on such matters as election of members of the Board of Trustees and by Funds on such matters as the approval of investment advisory arrangements and changing certain investment restrictions.

     The Trust's Declaration of Trust requires the calling of a meeting of the shareholders of the Trust when ordered by the Board of Trustees of the Trust or when requested in writing by shareholders holding 10% of the shares entitled to vote at the meeting. The Board of Trustees of the Trust has also undertaken to call a meeting of the shareholders for the purpose of voting on the question of removal of members of the Board of Trustees of the Trust upon the written request of shareholders holding 10% of the shares entitled to vote at such a meeting, and in connection with such a meeting to assist in communications among such shareholders as required by the 1940 Act. Shareholder inquiries should be in writing addressed to Retirement Services, Seafirst Bank, P.O. Box 84248, Seattle, Washington 98124.

RELATIONSHIP TO THE MASTER TRUST

     Whenever a Fund is requested to vote on matters pertaining to the Master Trust or a corresponding Portfolio of the Master Trust, in the Fund's capacity as an investor in such Portfolio, the Trust will hold a meeting of its shareholders (or in the case of a matter pertaining only to a Portfolio, a meeting of the shareholders of the corresponding Fund) and cast its vote in the same proportions as the votes cast by such shareholders. The Trust will vote any shares for which it receives no voting instructions in the same proportion as the shares for which it does receive voting instructions.

                    ---------------------------------------

                END OF PROSPECTUS FOR SEAFIRST RETIREMENT FUNDS